[GRAPHIC OF FLAGS OMITTED]



THE GABELLI GLOBAL OPPORTUNITY FUND

ANNUAL REPORT
DECEMBER 31, 2000

                                [PHOTO OF MARC GABELLI AND CAESAR BRYAN OMITTED]
                                                MARC J. GABELLI AND CAESAR BRYAN
                                                         Team Portfolio Managers

TO OUR SHAREHOLDERS,

      Worldwide equity markets continued to drift lower through the fourth quarter of 2000. High oil prices, a weakened Euro, and declining U.S. markets soured global investors. However, towards the end of the year, oil prices began to stabilize and the Euro rebounded against the weakening dollar. Lower interest rates and a more stable Euro should help boost the global economy in the year ahead.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Global Opportunity Fund's (the "Fund") total return declined 9.43%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 6.49% and 7.04% respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Fund declined 13.49% for 2000. The Morgan Stanley World Free Index and Lipper Global Fund Average declined 13.94% and 10.27%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through December 31, 2000, the Fund had a cumulative total return of 70.67%, which equates to an average annual total return of 22.38%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the fourth quarter ended December 31, 2000, the Gabelli Global Opportunity Fund's Class A and Class B Shares declined by 9.39% and 9.59%, respectively (excluding the effect of the

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                            Quarter
                             -------------------------------------
                                1st     2nd        3rd       4th        Year
                                ---     ---        ---       ---        ----
2000: Net Asset Value .....  $19.07   $17.77     $17.22    $14.24      $14.24
      Total Return ........    5.8%    (6.8)%     (3.1)%    (9.4)%     (13.5)%
--------------------------------------------------------------------------------
1999: Net Asset Value .....  $11.47   $13.00     $13.61    $18.03      $18.03
      Total Return ........    8.7%    13.3%       4.7%     38.9%       79.2%
--------------------------------------------------------------------------------
1998: Net Asset Value .....     --    $10.23      $9.69    $10.55      $10.55
      Total Return ........     --      2.3%(b)   (5.3)%    13.7%       10.1%(b)
--------------------------------------------------------------------------------



--------------------------------------------------------
        Average Annual Returns (Class AAA Shares)
        -----------------------------------------
                  December 31, 2000 (a)
                  ---------------------
  1 Year .................................   (13.49)%
  Life of Fund (b) .......................   22.38%
--------------------------------------------------------

                     Dividend History
-----------------------------------------------------------
Payment (ex) Date    Rate Per Share     Reinvestment  Price
-----------------    --------------     -------------------
December 27, 2000        $1.334               $14.00
December 27, 1999        $0.850               $17.48
December 28, 1998        $0.450               $10.34

(a) Total returns and average annual returns for Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

5.75% front-end sales charge on the Class A Shares). There were no Class C Shares outstanding as of December 31, 2000. The Class A and Class B Shares ended the year with net asset values of $14.21 and $14.22, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

      EUROPE                    44.3%
      UNITED STATES             30.9%
      JAPAN                     16.8%
      ASIA/PACIFIC RIM           3.9%
      CANADA                     3.9%
      LATIN AMERICA              0.2%

COMMENTARY

      Looking ahead, 2001 should be profitable for U.S. based investors participating in overseas markets. About 44.3% of the Fund's assets are invested in Europe, where we continue to find good investment opportunities.

      From a macro standpoint, Europe's economic outlook appears solid. Clearly, any slowdown in the U.S. will impact overseas economies. However, we believe that the European economy should be able

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE GABELLI GLOBAL OPPORTUNITY FUND CLASSAAA SHARES, THE LIPPER GLOBAL FUND
                 AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Gabelli Global
                 Opportunity Fund        Lipper Global         Morgan Stanley
                  Class AAA Shares       Fund Average         World Free Index
5/11/98              $10,000                $10,000               $10,000
12/31/98              11,009                  9,922                10,613
12/31/99              19,729                 13,459                14,430
12/31/00              17,068                 12,077                11,619

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


to withstand a mild slowdown in the U.S. In aggregate, European economies constitute a huge economic bloc and they mostly trade among themselves. Euro-zone exports to the U.S. represent only 2.5% of Gross Domestic Product. While the U.S. economy was performing strongly during the past few years, Europe was plodding along at a more pedestrian pace. However, very rapid growth in the U.S. has given rise to some imbalances. These include a large current account deficit and a very low, or even negative, savings rate. Europe does not have these imbalances. Inflation is running at about 2% and certainly the European Central Bank could, if it chooses, reduce short-term interest rates and follow the example of the Federal Reserve Bank.

      If, as we expect, Europe's economy grows at between 2% and 3%, corporate earnings growth should reach double digits. With markets at current levels and interest rates falling, equity valuations are relatively attractive. Add to this a continuation of the high level of merger and acquisition activity, and we believe 2001 should be profitable for investors in European equities. Looking ahead, U.S. based investors should also get a "kicker" from a weaker dollar. This follows a number of years of dealing with the headwind of the rising dollar. As the European economy outperforms the U.S. economy, and U.S. interest rates decline more rapidly than European rates, money is likely to flow out of the dollar and into the Euro.

      How about Japan? We have been surprised by the terrible performance of the Japanese equity market. It appears that equity market sentiment is worse than fundamentals would warrant. Although many financial institutions remain in difficulty, the real economy has made some progress. Over one million new jobs were created in the past year, wages have recovered, and corporate fixed investment has risen on the back of good corporate profitability. We have concentrated our investments in globally competitive companies, which have good returns on invested capital and reasonable valuations. We have also tried to avoid companies that have banks as shareholders, since these financial institutions may be forced sellers for balance sheet reasons. With the market at its current level, we believe the authorities are under pressure to announce further reform measures including permitting stock buy backs.

SHIFTING REGULATORY WINDS

      Although we can probably expect a large degree of legislative gridlock over the next several years, we believe the new Bush Administration will assume a more relaxed regulatory posture favoring economically sensible consolidation in a wide range of industries.

      We expect that the new Federal Communications Commissioner will take a hard look at current cross ownership rules preventing media companies from owning newspapers and television stations in the same markets. If cross ownership restrictions are eliminated, we will see another major round of consolidation in the media industry. Cable television companies may also be allowed to increase their national footprints, prompting more cable deals. Telecommunications companies may be given the green light to compete against all comers in the full spectrum of modern communications services. We believe the current financial difficulties of some of the most innovative and technologically advanced young communications companies demands that regulatory policies restraining consolidation in the telecommunications arena be reconsidered.

      We also believe that the regulators will be somewhat more free-minded regarding some of the anti-trust issues that have threatened and/or aborted mergers of large companies in recent years. There should be restraints on anti-competitive activity in corporate America. However, in general, we believe the freedom of capital to seek its highest rate of return enhances competition rather than restrains it, particularly in an age of great technological change.

TIME WARNER/AOL:  THE NEXT DECADE

      The Federal Trade Commission ("FTC") has recently approved America Online's $110 billion merger with Time Warner. The new AOL Time Warner is a colossus of content, (news, recorded music, filmed entertainment, television programming, books and magazines), and distribution, (America's second largest cable television system plus the world's largest Internet Service Provider), with the potential to dramatically change the entire multimedia industry. In order to get the FTC's blessing, Time Warner agreed to give competing Internet Service Providers access to all its cable television systems. This represents a major step in bringing high-speed Internet access to a greater percentage of the American public and ushering in a new age of media interactivity.

      The opportunities for the new AOL Time Warner are almost limitless. However, it would be a formidable challenge to integrate all these content and distribution assets in a manner that maximizes the company's growth potential. And, like all grand mergers before, this one could fail. The world will be closely watching AOL Time Warner's progress over the next year. If the company appears to be succeeding, we will likely see a frenzy of merger and acquisition activity marrying content to distribution throughout the multimedia industry.

IF WE BUILD IT, THEY WILL COME

      The world is going on-line. The strong global demand for high-capacity, high-speed data transmission services, both wired and wireless, will only get stronger over the next decade. Much of the infrastructure for "third generation" communications networks is already in place in the U.S., Europe, and Japan, and in varying stages of development in emerging market nations in Asia and Latin America. The technology to run these systems is good and getting better. Why aren't we making faster progress in completing this economically essential project? The telecommunications industry, notably the new entrants, is temporarily short on cash.

      The U.S. capital markets have closed their doors. After bringing numerous promising young communications companies to market in recent years, the new issues pipeline has collapsed and high-yield debt financing has also dried up. Some truly terrific small cap communications companies are rapidly running out of money. Not just dot-com stocks with questionable business models, but rather technologically advanced Internet Service Providers ("ISPs"), Competitive Local Exchange Carriers ("CLECs"), and global fiber optic network companies, which, given time, could make a good deal of money satisfying the exploding demand for bandwidth.

      The capital markets are shying away from established communications companies as well, with Standard & Poor's and Moody's threatening to reduce the credit rating on some industry leaders' debt. Also, industry giants' cash flows are being pinched by intense price competition in legacy businesses, particularly the traditional local and long distance voice communications markets. This is also restraining investment in new systems and services.

      Communications technology companies are also suffering the consequences of communications services providers' current quandary. Demand for telecommunications equipment and components has slowed, and revenues and earnings for industry leaders such as Lucent Technologies, Nortel Networks, and Motorola are taking a hit.

THIS YEAR'S SCORECARD

      Financial services stocks, including Merrill Lynch, Mellon Financial, Bank of Ireland, Citigroup, Skandinaviska Enskilda Banken, and Allianz AG and were at the top of 2000's performance list. Health care stocks Sanofi-Synthelabo, Fujisawa Pharmaceutical, and Novartis also performed extremely well, as did metals and mining companies North American Palladium and Stillwater Mining.

      The Fund's performance was most negatively impacted by its telecommunications holdings, specifically United Pan-Europe Communications, Sprint Corp., BCE Inc., AT&T Inc., DDI Corp., Nippon Telegraph & Telephone Corp. and Global Crossing.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2000.

ALLIANZ AG (ALVG.F - $377.42 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS in Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

BAE SYSTEMS PLC (BA.L - $5.71 - LONDON STOCK EXCHANGE) is the third largest defense contractor in the world and the seventh largest defense supplier to the U.S. government. The company offers a broad range of products from naval vessels to guided weapons and advanced avionics. The company also has a presence in commercial aerospace through its 20% stake in Airbus Integrated Company. Following recent purchases, the company has strengthened its product offerings and is now positioned for future growth.

CRH PLC (CRH.L - $18.6079 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

INTERBREW (INTB.BR - $34.850 - BELGIAN STOCK EXCHANGE), the third largest brewer in the world in terms of volume, ended 600 years as a private company with its successful IPO in November 2000. Interbrew, with its strong balance sheet and geographical distribution, is well-positioned to benefit from the continued consolidation in the global brewery business. Organic growth will continue to be driven by the company's strong brands, which include Stella Artois, Labatt, Rolling Rock, and Leffe.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MELLON FINANCIAL CORP. (MEL - $49.1875 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of recurring fee revenue.

SANOFI-SYNTHELABO SA (SASY.PA - $66.6579 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

VIVENDI  UNIVERSAL  SA (EX.PA - $65.81 - PARIS STOCK  EXCHANGE;  V - $ 65.3125 -
NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments.
Moreover,   the  firm  owns  large  stakes  in  USA  Networks  and  British  Sky
Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO              WHAT                      WHEN
---              ----                      ----
Mario Gabelli    Chief Investment Officer  First Monday of each month
Howard Ward      Large Cap Growth          First Tuesday of each month
Barbara Marcin   Large Cap Value           Last Wednesday of each month

                 SECTOR/SPECIALTY          2nd and 3rd Wednesday of each month
                 ----------------
Tim O'Brien      Utilities Industry
Caesar Bryan     International Investing
Ivan Arteaga     Telecom and Media
Hart Woodson     Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION,

      After a tremendous year in 1999, the global economy took a step back in 2000. Many truly overvalued companies have now come back down to more reasonable price levels. As value investors, we feel confident we will be able to find great growth stocks selling at low prices. The Gabelli Global Opportunity Fund looks forward to meeting this challenge head on in 2001.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,

          /S/SIGNATURE                           /S/SIGNATURE

          MARC J. GABELLI                        CAESAR BRYAN
          Team Portfolio Manager                 Team Portfolio Manager

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                ------------------
              Liberty Media Group         Vivendi Universal SA
              Lockheed Martin Corp.       Interbrew
              Sanofi-Synthelabo SA        Allianz AG
              CRHplc                      Mellon Financial Corp.
              BAE Systems plc             Stillwater Mining Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                              COST          VALUE
   -------                                              ----          ------

              COMMON STOCKS -- 101.0%
              AEROSPACE -- 4.2%
   110,000    BAE Systems plc ...................   $   690,178    $   627,695
    20,000    Lockheed Martin Corp. .............       491,512        679,000
                                                    -----------    -----------
                                                      1,181,690      1,306,695
                                                    -----------    -----------
              AUTOMOTIVE -- 0.6%
     3,761    General Motors Corp. ..............       287,061        191,576
                                                    -----------    -----------
              BROADCASTING -- 4.0%
        15    Fuji Television Network Inc. ......        87,312        104,553
    15,000    Mediaset SpA ......................       144,234        178,991
     4,000    Nippon Broadcasting
                System Inc. .....................       248,956        151,313
     7,750    NRJ Groupe+ .......................       105,633        221,483
     5,000    RTL Group .........................       269,324        410,744
     6,000    Tokyo Broadcasting
               System Inc. .....................        88,513        177,583
                                                    -----------    -----------
                                                        943,972      1,244,667
                                                    -----------    -----------
              BUILDING AND CONSTRUCTION -- 2.1%
    35,300    CRH plc ...........................       638,042        656,858
                                                    -----------    -----------
              BUSINESS SERVICES -- 5.2%
     5,000    Asatsu-DK Inc. ....................       149,958        120,403
    15,000    Reuters Holdings plc ..............       243,342        253,871
     3,000    Secom Co. Ltd. ....................       270,556        195,709
     4,376    Vivendi Universal SA ..............       291,735        287,997
    11,600    Vivendi Universal SA, ADR .........       752,844        757,625
                                                    -----------    -----------
                                                      1,708,435      1,615,605
                                                    -----------    -----------
              CABLE -- 1.5%
    12,187    NTL Inc.+ .........................       542,132        291,726
    12,000    UnitedGlobalCom Inc., Cl. A+ ......       260,531        163,500
                                                    -----------    -----------
                                                        802,663        455,226
                                                    -----------    -----------
              COMMUNICATIONS EQUIPMENT -- 3.2%
    25,000    Furukawa Electric Co. Ltd. ........       686,875        436,734
    15,000    Motorola Inc. .....................       318,563        303,750
     8,000    Nortel Networks Corp. .............       312,400        256,500
                                                    -----------    -----------
                                                      1,317,838        996,984
                                                    -----------    -----------
              CONSUMER PRODUCTS -- 3.5%
     8,000    Christian Dior SA .................       361,416        383,424
       150    Compagnie Financiere
                Richemont AG, Cl. A .............       286,849        401,265
     2,000    Nintendo Co. Ltd. .................       344,434        315,061
                                                    -----------    -----------
                                                        992,699      1,099,750
                                                    -----------    -----------

                                                                      MARKET
    SHARES                                              COST          VALUE
   -------                                              ----          ------
              ELECTRONICS -- 3.1%
     5,000    Kyocera Corp. .....................   $   657,198    $   545,972
     1,500    Rohm Co. Ltd. .....................       361,455        285,026
     2,000    Sony Corp., ADR ...................       113,112        139,500
                                                    -----------    -----------
                                                      1,131,765        970,498
                                                    -----------    -----------
              ENERGY AND UTILITIES -- 0.6%
     2,500    Schlumberger Ltd. .................       123,096        199,844
                                                    -----------    -----------
              ENTERTAINMENT -- 6.1%
    55,131    Granada Compass plc+ ..............       651,808        599,955
    50,176    Liberty Media Group, Cl. A+ .......       791,784        680,512
    30,000    Publishing &
                Broadcasting Ltd. ...............       182,322        217,487
    20,000    USA Networks Inc.+ ................       404,205        388,750
                                                    -----------    -----------
                                                      2,030,119      1,886,704
                                                    -----------    -----------
              EQUIPMENT AND SUPPLIES -- 1.0%
    14,000    THK Co. Ltd. ......................       371,168        299,124
                                                    -----------    -----------
              FINANCIAL SERVICES -- 19.5%
     2,250    Allianz AG ........................       824,959        849,184
    50,000    Bank of Ireland ...................       309,244        497,118
     8,000    Citigroup Inc. ....................       321,095        408,500
     5,000    Invik & Co. AB, Cl. B .............       359,167        408,032
    15,000    Mellon Financial Corp. ............       474,322        737,812
     9,000    Merrill Lynch & Co. Inc. ..........       353,912        613,687
     3,500    Morgan (J.P.) & Co. Inc. ..........       432,797        579,250
     1,000    Munich Re .........................       298,447        360,516
    70,000    Nikko Securities Co. Ltd. .........       657,130        542,469
    20,000    Prudential plc ....................       316,047        321,765
    25,000    San Paolo - IMI SpA ...............       377,818        404,172
    30,000    Skandinaviska Enskilda
                Banken, Cl. A ...................       356,345        330,665
                                                    -----------    -----------
                                                      5,081,283      6,053,170
                                                    -----------    -----------
              FOOD AND BEVERAGE -- 3.0%
    26,400    Interbrew+ ........................       758,376        920,037
                                                    -----------    -----------
              HEALTH CARE -- 10.5%
    10,000    Fujisawa Pharmaceutical
                Co., Ltd. .......................       325,781        330,998
    18,208    GlaxoSmithKline plc + .............       541,585        513,519
       340    Novartis AG .......................       534,476        601,111
        60    Roche Holding AG ..................       644,308        611,293
    10,000    Sanofi-Synthelabo SA ..............       438,858        666,579
     9,000    Takeda Chemical
                Industries Ltd. .................       565,250        532,749
                                                    -----------    -----------
                                                      3,050,258      3,256,249
                                                    -----------    -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                      MARKET
    SHARES                                              COST          VALUE
   -------                                              ----          ------

              COMMON STOCKS (CONTINUED)
              METALS AND MINING -- 5.1%
    40,000    Antofagasta Holdings plc ..........   $   238,468    $   264,403
    40,000    Harmony Gold Mining Co. ...........
                Ltd., ADR .......................       200,800        187,500
    50,000    North American Palladium
                Ltd.+ ...........................       316,102        454,391
    17,500    Stillwater Mining Co.+ ............       523,533        688,625
                                                    -----------    -----------
                                                      1,278,903      1,594,919
                                                    -----------    -----------
              PUBLISHING -- 3.2%
    20,000    Arnoldo Mondadori
                Editore SpA .....................       157,737        185,891
    68,000    Independent News &
                Media plc, Dublin ...............       160,733        185,140
    10,000    News Corp. Ltd., ADR ..............       307,731        322,500
    25,000    United News & Media plc ...........       306,941        317,433
                                                    -----------    -----------
                                                        933,142      1,010,964
                                                    -----------    -----------
              REAL ESTATE -- 1.2%
    30,000    Cheung Kong (Holdings) Ltd. .......       374,199        383,658
                                                    -----------    -----------
              SATELLITE -- 1.5%
     3,957    General Motors Corp., Cl. H+ ......        94,402         91,011
     2,500    Societe Europeenne
                Satellites ......................       408,186        366,149
                                                    -----------    -----------
                                                        502,588        457,160
                                                    -----------    -----------
              TELECOMMUNICATIONS -- 14.6%
    15,000    AT&T Corp. ........................       489,969        259,688
    11,000    BCE Inc. ..........................       600,675        318,313
    15,000    British
                Telecommunications plc ..........       257,038        128,168
    10,000    BroadWing Inc.+ ...................       228,313        228,125
     7,750    Cable & Wireless plc, ADR .........       337,084        309,031
    35,180    Citizens Communications Co. .......       412,647        461,738
       122    DDI Corp. .........................       865,872        588,634
    12,500    Electric Lightwave Inc., Cl. A+ ...       138,000         41,406
     5,125    Global Crossing Ltd.+ .............        82,313         73,352
        15    Japan Telecom Co. Ltd. ............       308,812        308,669
        25    Nippon Telegraph &
                Telephone Corp. .................       219,778        180,166
    10,500    Rogers Communications
                Inc., Cl. B, ADR+ ...............       170,881        178,500
    12,000    Sprint Corp.+ .....................       451,675        243,750
     1,500    Telecom Italia SpA, ADR ...........       140,318        165,469
    25,000    Telecom Italia SpA, Cl. RNC .......       156,869        150,215
     3,714    Telefonica SA, ADR ................       162,549        185,700
    10,000    United Pan-Europe
                Communications NV,
                Cl. A, ADR+ .....................       195,000        105,000

                                                                      MARKET
    SHARES                                              COST          VALUE
   -------                                              ----          ------

    12,000    Verizon Communications ............   $   718,369    $   601,500
                                                    -----------    -----------
                                                      5,936,162      4,527,424
                                                    -----------    -----------
              TRANSPORTATION -- 1.9%
    15,000    AMR Corp.+ ........................       459,783        587,812
                                                    -----------    -----------
              WIRELESS COMMUNICATIONS -- 5.4%
     5,000    AT&T Wireless Group+ ..............       147,500         86,563
    15,000    Nextel Communications
                Inc., Cl. A+ ....................       630,417        371,250
     2,300    Telephone & Data
                Systems Inc. ....................        86,665        207,000
     5,000    United States Cellular Corp.+ .....       313,750        301,250
    83,964    Vodafone Group plc ................       266,433        307,919
     4,000    VoiceStream Wireless Corp.+ .......       439,812        402,500
                                                    -----------    -----------
                                                      1,884,577      1,676,482
                                                    -----------    -----------
              TOTAL COMMON STOCKS                    31,787,819     31,391,406
                                                    -----------    -----------
              TOTAL
               INVESTMENTS -- 101.0% ...........    $31,787,819     31,391,406
                                                    ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (1.0%) ....................       (313,262)
                                                                   -----------
              NET ASSETS -- 100.0% ............................    $31,078,144
                                                                   ===========
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..................................    $31,787,819
                                                                   ===========
              Gross unrealized appreciation ...................    $ 3,279,598
              Gross unrealized depreciation ...................     (3,676,011)
                                                                   -----------
              Net unrealized depreciation .....................    $  (396,413)
                                                                   ===========
     ------------------------
    +     Non-income producing security.
    ADR - American Depositary Receipt.

                                                        % OF
                                                       MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION                         VALUE          VALUE
    --------------------------                         ------         -------
    Europe .........................................    44.3%      $13,917,111
    North America ..................................    34.8%       10,913,603
    Japan ..........................................    16.8%        5,254,665
    Asia ...........................................     3.9%        1,232,676
    Latin America ..................................     0.2%           73,351
                                                       -----       -----------
                                                       100.0%      $31,391,406
                                                       =====       ===========


                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
     (Cost $31,787,819) ..................   $31,391,406
  Foreign currency, at value
     (Cost $9,378) .......................         9,542
  Dividends, interest and
     reclaims receivable .................        25,434
  Receivable for investments sold ........       166,369
  Receivable for Fund shares sold ........       132,012
  Other assets ...........................         2,281
  Deferred organizational expenses .......        18,628
                                             -----------
  TOTAL ASSETS ...........................    31,745,672
                                             -----------
LIABILITIES:
  Payable for Fund shares redeemed .......       281,566
  Payable for investment advisory fees ...           387
  Payable for distribution fees ..........         7,239
  Payable to custodian ...................       286,643
  Other accrued expenses .................        91,693
                                             -----------
  TOTAL LIABILITIES ......................       667,528
                                             -----------
  NET ASSETS .............................   $31,078,144
                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ............   $     2,183
  Additional paid-in capital .............    31,471,460
  Net unrealized depreciation on investments
    and foreign currency transactions ....      (395,499)
                                             -----------
  TOTAL NET ASSETS .......................   $31,078,144
                                             ===========
  SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ...................     2,178,684
                                             ===========
  Net Asset Value, offering and
    redemption price per share ...........        $14.24
                                                  ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) ...................         3,691
                                                  ======
  Net Asset Value and redemption
    price per share ......................        $14.21
                                                  ======
  Maximum offering price per share (NAV
    (DIVIDE) 0.9425,  based on maximum
    sales charge of 5.75% of the offering
    price at December 31, 2000) ..........        $15.08
                                                  ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) ...................           225
                                                  ======
  Net Asset Value and offering
    price per share ......................        $14.22(a)
                                                  ======

(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign
     taxes of $22,445) ....................  $   762,460
  Interest ................................      435,368
                                             -----------
  TOTAL INVESTMENT INCOME .................    1,197,828
                                             -----------
EXPENSES:
  Investment advisory fees ................      373,604
  Distribution fees .......................       93,764
  Registration fees .......................       57,777
  Shareholder services fees ...............       37,974
  Custodian fees ..........................       35,827
  Shareholder communications expenses .....       31,186
  Legal and audit fees ....................       23,371
  Organizational expenses .................        8,023
  Directors' fees .........................          933
  Miscellaneous expenses ..................        7,487
                                             -----------
  TOTAL EXPENSES ..........................      669,946
                                             -----------
  Expense reimbursement ...................     (109,236)
                                             -----------
  TOTAL NET EXPENSES ......................      560,710
                                             -----------
  NET INVESTMENT INCOME ...................      637,118
                                             -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments
    and foreign currency transactions .....    1,716,357
  Net change in unrealized depreciation
    on investments and foreign currency
    transactions ..........................   (8,034,185)
                                             -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ..........................   (6,317,828)
                                             -----------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .............  $(5,680,710)
                                             ===========


                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED           YEAR ENDED
                                                                               DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                               -----------------    -----------------
OPERATIONS:
  Net investment income ....................................................      $   637,118         $     41,984
  Net realized gain on investments and foreign currency transactions .......        1,716,357            1,126,064
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ......................................       (8,034,185)           7,506,982
                                                                                  -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       (5,680,710)           8,675,030
                                                                                  -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ..............................................................         (594,924)                  --
    Class A ................................................................             (784)                  --
    Class B ................................................................              (60)                  --
                                                                                  -----------          -----------
                                                                                     (595,768)                  --
                                                                                  -----------          -----------
  Net realized gain on investments
    Class AAA ..............................................................       (1,718,994)          (1,126,064)
    Class A ................................................................           (2,025)                  --
    Class B ................................................................             (175)                  --
                                                                                  -----------          -----------
                                                                                   (1,721,194)          (1,126,064)
                                                                                  -----------          -----------
  In excess of net realized gain on investments
    Class AAA ..............................................................         (385,158)             (36,335)
    Class A ................................................................             (454)                  --
    Class B ................................................................              (39)                  --
                                                                                  -----------          -----------
                                                                                     (385,651)             (36,335)
                                                                                  -----------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................       (2,702,613)          (1,162,399)
                                                                                  -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ................................................................       12,656,741           13,400,561
  Class A ..................................................................           59,319                   --
  Class B ..................................................................            3,800                   --
  Class C ..................................................................          (37,615)                  --
                                                                                  -----------          -----------
  Net increase in net assets from capital share transactions ...............       12,682,245           13,400,561
                                                                                  -----------          -----------
  NET INCREASE IN NET ASSETS ...............................................        4,298,922           20,913,192
NET ASSETS:
  Beginning of period ......................................................       26,779,222            5,866,030
                                                                                  -----------          -----------
  End of period ............................................................      $31,078,144          $26,779,222
                                                                                  ===========          ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $41,350 and increase distributions in excess of undistributed net realized gain on investments and foreign currency transactions for $385,651, with an offsetting adjustment to additional paid-in capital.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. For the year ended December 31, 2000, the Adviser reimbursed the Fund in the amount of $109,236.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $93,206 and $26 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C shares incurred distribution costs of $10 and $522, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $29,450,968 and $14,306,154, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, Gabelli & Company, Inc. informed the Fund that it received $6,995 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


Funds  rate  on  outstanding   balances.   There  were  $287,000  of  borrowings
outstanding at December 31, 2000. The average daily amount of borrowings outstanding within the year ended December 31, 2000 was $2,352, with a related weighted average interest rate of 7.38%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $287,000.

9. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement. Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

10. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                            YEAR ENDED                         YEAR ENDED
                                                         DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                   ----------------------------       --------------------------
                                                     SHARES           AMOUNT            SHARES         AMOUNT
                                                   ----------      ------------       ---------      -----------
                                                              CLASS AAA                        CLASS AAA
                                                   ----------------------------       --------------------------
Shares sold ....................................    2,783,457      $ 48,928,193       1,044,063      $14,882,079
Shares issued upon reinvestment of dividends ...      183,091         2,563,181          64,561        1,128,468
Shares redeemed ................................   (2,273,463)      (38,834,633)       (179,073)      (2,609,986)
                                                   ----------      ------------       ---------      -----------
Net increase ...................................      693,085      $ 12,656,741         929,551      $13,400,561
                                                   ==========      ============       =========      ===========

                                                             CLASS A(A)
                                                   ----------------------------
Shares sold ....................................        4,535      $     73,506
Shares issued upon reinvestment of dividends ...          234             3,263
Shares redeemed ................................       (1,078)          (17,450)
                                                   ----------      ------------
Net increase ...................................        3,691      $     59,319
                                                   ==========      ============

                                                             CLASS B(A)
                                                   ----------------------------
Shares sold ....................................          205      $      3,526
Shares issued upon reinvestment of dividends ...           20               274
Shares redeemed ................................           --                --
                                                   ----------      ------------
Net increase ...................................          225      $     3,800
                                                   ==========      ============

                                                             CLASS C(A)
                                                   ----------------------------
Shares sold ....................................      169,738      $  2,699,882
Shares issued upon reinvestment of dividends ...           --                --
Shares redeemed ................................     (169,738)       (2,737,497)
                                                   ----------      ------------
Net increase ...................................           --      $    (37,615)
                                                   ==========      ============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS (F)
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                     INCOME FROM INVESTMENT OPERATIONS                                     DISTRIBUTIONS
              -------------------------------------------------    ----------------------------------------------------------------
                                           Net                                                           In Excess
              Net Asset      Net      Realized and      Total                   In Excess      Net         of Net
  Period        Value,   Investment    Unrealized        from         Net        of Net     Realized      Realized
   Ended      Beginning    Income    Gain (Loss) on   Investment   Investment  Investment    Gain on       Gain on        Total
December 31   of Period    (Loss)      Investments    Operations     Income      Income    Investments  Investments   Distributions
-----------   ---------  ----------  --------------   ----------   ----------  ----------  -----------  -----------   -------------

CLASS AAA
   2000        $18.03      $0.26         $(2.72)       $(2.46)      $(0.29)          --      $(0.85)      $(0.19)        $(1.33)
   1999         10.55       0.03           8.30          8.33           --           --       (0.82)       (0.03)         (0.85)
   1998(a)      10.00       0.09           0.91          1.00        (0.09)      $(0.06)      (0.30)          --          (0.45)

CLASS A
   2000(b)      19.77       0.27          (4.46)        (4.19)       (0.33)          --       (0.85)       (0.19)         (1.37)

CLASS B
   2000(b)      19.77       0.17          (4.39)        (4.22)       (0.29)          --       (0.85)       (0.19)         (1.33)

[Table continued]

                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                      ------------------------------------------------------------------------
                                                       Net            Operating        Operating
                Net Asset             Net Assets    Investment       Expenses to      Expenses to
  Period          Value,                End of    Income (Loss)      Average Net      Average Net    Portfolio
   Ended         End of      Total      Period      to Average      Assets Before    Assets Net of    Turnover
December 31      Period     Return+   (in 000's)    Net Assets    Reimbursement(d)  Reimbursement(e)    Rate
-----------     ---------   -------   ----------  -------------   ----------------  ---------------- ---------

CLASS AAA
   2000          $14.24      (13.5)%   $31,023        1.50%            1.79%             1.50%           50%
   1999           18.03       79.2      26,779        0.36             1.97              1.03(e)         49
   1998(a)        10.55       10.1       5,866        1.72(c)          4.77(c)           1.00(c)        127

CLASS A
   2000(b)        14.21      (21.2)         52        1.50(c)          1.79(c)           1.50(c)         50

CLASS B
   2000(b)        14.22      (21.3)          3        0.75(c)          2.54(c)           2.25(c)         50


--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of investment operations on May 11, 1998.
(b) From commencement of offering on March 1, 2000.
(c) Annualized.
(d) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(e) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratio of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively.
(f) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Opportunity Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Opportunity Fund of Gabelli Global Series Funds, Inc. at December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 9, 2001                                                    /S/SIGNATURE


--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.759, $0.794, $0.757 per share for Class AAA, Class A and Class B shares, respectively, and long term capital gains totaling $0.575 per share. For the fiscal year ended December 31, 2000, 5.73% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 24.47%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Opportunity Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND----------------------------------------------------
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                           MARC J. GABELLI, LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND-----------------------------------------------------
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND----------------------------------------------------------
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
         Mario J. Gabelli, CFA           Karl Otto Pohl
         CHAIRMAN AND CHIEF              FORMER PRESIDENT
         INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
         GABELLI ASSET MANAGEMENT INC.

         Felix J. Christiana             Werner J. Roeder, MD
         FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
         DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

         Anthony J. Colavita             Anthonie C. van Ekris
         ATTORNEY-AT-LAW                 MANAGING DIRECTOR
         ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

         John D. Gabelli
         SENIOR VICE PRESIDENT
         GABELLI & COMPANY, INC.

                                    OFFICERS
         Mario J. Gabelli, CFA           Bruce N. Alpert
         PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
         INVESTMENT OFFICER

         James E. McKee
         SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q400SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
THE
GABELLI
GLOBAL
OPPORTUNITY
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000